Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report  of Wilder Richman Historic Properties II, L.P. (the “Registrant”) on Form 10-Q for the period ended May 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard Paul Richman, Chief Executive Officer of Wilder Richman Historic Corporation, general partner of the Registrant, certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Richard Paul Richman
Richard Paul Richman
Chief Executive Officer of Wilder Richman
Historic Corporation, general partner of the Registrant
September 13, 2011